WARRANT AGREEMENT

     This Warrant Agreement (the "Agreement") dated this _____ day of April, 1999, by and between Smart Choice Automotive Group, Inc., a Florida corporation (the "Company"), and Stephens Inc., an Arkansas corporation ("Stephens") (Stephens and any subsequent assignee or transferee hereof are hereinafter referred to as "Holder" or "Holders").

                                   WITNESSETH:

     For and in consideration of $10.00 in hand paid and other good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged by the Company, the parties hereto agree as follows:

     Section 1. Grant of Warrant; Term. The Company hereby grants to Holder the right to purchase up to shares of Common Stock of the Company (the "Common Stock") on the terms set forth herein. The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable immediately upon its issuance and at any time thereafter until 11:59 p.m. on the day immediately preceding the fifth anniversary of the date of this Agreement.

The period during which any Shares subject to this Warrant may be exercised shall be referred to as the "Exercise Period."

     Section 2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $ per share.

     Section 3. Exercise. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form, together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions hereof, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common
Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

     Section 4. Covenants and Conditions. This Agreement is subject to the following:

          (a) Holder acknowledges that neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities laws ("Blue Sky Laws"). Holder agrees that this Warrant has been acquired for investment purposes and not with a view to distribute or resell and that neither this Warrant nor the Shares may be sold or otherwise transferred without (i) an effective registration statement for such Warrant or Shares under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. At the request of Holder, and subject to the provisions of Section 8 of this Warrant, the Company shall include the Shares (or any portion thereof requested by Holder) in any registration statement filed by the Company for sale of its Common Stock to the public, provided that such registration statement is filed before the seventh anniversary of the date of this Agreement.

          (b) The Holder and the Company agree to execute such other documents and instruments as counsel for the Company or the Holder reasonably deems necessary to effect the compliance of the issuance of this Warrant and the issuance or transfer of any Shares of Common Stock (or other securities or property) upon or following exercise of this Warrant in all material respects with applicable federal and state securities laws.

          (c) Holder represents and warrants that it is an "accredited investor" as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act.

          (d) The Company covenants, agrees and warrants to Holder that all Shares which may be transferred or issued to Holder or upon Holder's request upon exercise of this Warrant have been and will be, upon issuance thereof following valid exercise of this Warrant, legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights with respect thereto or to the transfer or reissuance thereof, excluding only any restrictions imposed by federal and state securities laws applicable to any subsequent transfer of the Shares.

     Section 5. Transfer of Warrant. Subject to provisions of Section 4 hereof, the Warrant may be transferred, in whole or in part, to any person or business entity, by delivery to the Company of evidence of such transfer.

     Section 6. Adjustments Upon Changes in Stock. The Exercise Price and other terms of this Warrant shall be adjusted from time to time as follows:

          (a) In case the Company shall hereafter (i) pay a dividend or make a distribution generally on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, or (v) issue rights or warrants or other securities generally to the holders of its outstanding Shares of Common Stock; then and in any such events, the Exercise Price and the securities to be issued upon exercise of this Warrant in effect immediately prior to such action shall be adjusted so that the holder of this Warrant shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company which it would have owned immediately following such action had this Warrant been exercised immediately prior to the record date for such transaction. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subparagraph (a), the Holder thereafter exercising this Warrant shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company shall determine, on the basis of the opinion of an independent financial advisor, the equitable allocation of the adjusted Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

          (b) Whenever the Exercise Price or other terms of this Warrant are adjusted as herein provided, the Company shall give at least ten days' prior written notice to the Holder summarizing the action, transaction or event that will result in such Exercise Price adjustment, stating (if applicable) the record date thereof, the planned effective date of such action, transaction or event and the planned closing date (if applicable) of such action, transaction or event; and upon the occurrence of such action, transaction or event, the Company shall promptly deliver to the Holder a notice stating that the Exercise Price or other terms of this Warrant have been adjusted and setting forth the adjusted Exercise Price and the terms of any other applicable adjustments.

          (c) In the event that at any time as a result of an adjustment made pursuant to subparagraph (a) of this Section 6, the Holder thereafter surrendering this Warrant for exercise shall become entitled to receive any securities of the Company other than the Shares of Common Stock, thereafter the Exercise Price of such other shares so receivable upon exercise of this Warrant or any portion hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common stock contained in subparagraphs (a) hereof.

          (d) Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Company is party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), then the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash or other property which he would have owned or been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the record date for such consolidation, merger, statutory, exchange, sale or conveyance, and in any such case, if necessary, appropriate adjustment shall be made in the application of the exercise and adjustment provisions set forth herein with respect to the rights and interests thereafter of the Holders of the Warrant, to the end that the provisions regarding conversion and adjustment set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 6(d) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

     Section 7. Other Adjustments.

          (a) If the Holder believes that all or any portion of this Warrant or of any securities or other property to be issued or transferred to Holder upon exercise of this Warrant would constitute underwriting compensation pursuant to NASD Rule 2710 (or any successor or substitute for said rule) (the "Corporate Financing Rule"), then Holder, at Holder's sole option, may, by giving written notice thereof to the Company, increase the Exercise Price for exercise of this Warrant to an increased Exercise Price determined by Holder or decrease the number of Shares (or other securities or the amount of other property) subject to this Warrant to such decreased number of Shares (or other securities or amount of other property) determined by Holder, or both.

          (b) If Holder serves as an underwriter for any public offering for the Company for which the NASD determines that this Warrant is wholly or partially included as underwriting compensation for Holder in connection with such underwriting, then this Warrant and any Shares or other securities subject to this Warrant shall not be sold, transferred, assigned, pledged or hypothecated, except as permitted by the Corporate Financing Rule, for a period of one (1) year following the effective date of the offering, and any certificates hereafter issued representing this Warrant or any Shares or other securities subject to this Warrant shall bear an appropriate legend describing this restriction and stating the time period for which this restriction is applicable.

     Section 8. Registration.

               (a) (i) The Company agrees that if at any time after the date hereof the Company shall propose to file a registration statement with respect to any of its Common Stock on a form suitable for a secondary offering (excluding a Form S-8, S-4 or similar registration form) it will give notice in writing to such effect to the Holders at least thirty (30) days prior to such filing, and, at the written request of any such registered holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the fees and expenses of counsel to such Holders, but excluding underwriting discounts, commissions and filing fees attributable to the Shares included therein) such of the Shares as such Holders shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing that the inclusion therein of the Shares would materially and adversely affect the sale or marketability of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering only that number of securities owned by shareholders, including the Shares issuable upon exercise of this Warrant, which the underwriters determine in their sole discretion will not adversely affect the success of the offering (such securities so included to be apportioned pro rata among all selling shareholders according to the total amount of such securities entitled to be included therein) but for this provision and any other similar cutback provisions to which other selling shareholders are subject.

               (ii) The Company shall have the right to withdraw and discontinue registration of the Holder's Shares at any time prior to the effective date of such registration statement if the registration of the Shares is withdrawn or discontinued.

               (iii) The Company shall not be required to include any of a Holder's Shares in any registration statement unless such Holder agrees, if so requested by the Company, to: (a) offer and sell the Holder's Shares to or through an underwriter selected by the Company and, to the extent possible, on substantially the same terms and conditions under which the Shares are to be offered and sold; (b) comply with any arrangement, terms and conditions with respect to the offer and sale of the Holder's Shares to which the Company may be required to agree; and (c) enter into any underwriting agreement containing customary terms and conditions.

          (b) Whenever required under this Agreement to use its reasonable efforts to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Shares and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Shares covered by the registration statement have been sold or (B) two hundred seventy (270) days from the effective date of the registration statement; provided, that before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to each Holder of Shares covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such Holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if
          (A) the underwriters, if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular selling Holder has changed and any Holder of Shares or the underwriters, if any, shall reasonably object.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 8(b)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

               (iii) Furnish to the selling Holder(s) of Shares such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

               (iv) Use its best efforts to register and qualify under such other securities laws of such jurisdictions as shall be reasonably requested by any selling Holder of Shares and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition of the Shares owned by such Holder, in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Promptly notify each selling Holder of Shares of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (vi) Provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement.

               (vii) Enter into such customary agreements (including underwriting agreements in customary form for such offering) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares (including, in connection with a registration statement requested pursuant to Section 8(a), effecting a stock split or a combination of shares).

               (viii) Make available for inspection by any selling Holder of Shares or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               (ix) Promptly notify the selling Holder(s) of Shares and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and
          (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

               (x) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain at the earliest possible moment the withdrawal of any such order, if entered.

               (xi) Cooperate with the selling Holder(s) of Shares and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends, and enable such Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Shares to the underwriters.

               (xii) Provide a CUSIP number for all the Shares not later than the effective date of the registration statement.

               (xiii) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (A) make such representations and warranties to the selling Holder(s) of Shares and the underwriters, if any, with respect to the Shares and the registration statement as are customarily made by issuers in similar offerings; (B) use its best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with similar offerings; (C) deliver such documents and certificates as may be reasonably requested (1) by the Holders of a majority of the Shares being sold, and (2) by the underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (D) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in similar offerings and such other matters as may be reasonably requested by the selling Holders of Shares and underwriters or their counsel. If customary for similar offerings, such counsel shall also state that no facts have come to the attention of such counsel which cause them to believe that such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements therein not misleading (except that no statement need be made with respect to any financial statements, notes thereto or other financial data or other expertized material contained therein). If for any reason the Company's counsel is unable to give such opinion, the Company shall so notify the Holders of the Shares and shall use its best efforts to remove expeditiously all impediments to the rendering of such opinion.

               (xiv) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Shares are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

          (c) After the date hereof, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to Holder(s) pursuant to this Warrant without the prior written consent of the Holder(s).

          (d) The Company's obligations under Sections 8(a) and (b) above with respect to each Holder of Shares are expressly conditioned upon such Holder's furnishing to the Company in writing such information concerning such Holder and the terms of such Holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement and such Holder executing, acknowledging, sealing and delivering all documents reasonable necessary to enable the Company to comply with the Securities Act, any applicable Blue Sky Laws, and any applicable laws, rules and regulations of the commission, NASD and Blue Sky Law authorities and administrators. If any registration statement including any of the Shares is filed, then the Company shall indemnify each Holder thereof (and each underwriter for such Holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of or based upon any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein no misleading, except for any such statement or omission based on information furnished in writing by such Holder of the Shares expressly for use in connection with such registration statement; and such Holder shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each other director and each other person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities
     Act) and each other such Holder against any loss, claim, damage or liability arising out of or based upon any such statement or omission which was made in reliance upon, and strictly in conformity with, information furnished in writing to the Company by such Holder of the Shares expressly for use in connection with such registration statement.

          (e) For purposes of this Section 8, all of the Shares shall be deemed to be issued and outstanding, and all Holders shall be deemed to be holders of such Shares.

     Section 9. Article and Section Headings. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

     Section 10. Notice. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, telexed, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purpose of this Agreement;

The Address of Holder is:      Stephens Inc.
                               111 Center Street
                               Little Rock, Arkansas 72201
                               Attn:  Legal Department
                               Facsimile: ____________________

The Address of Company is:     Smart Choice Automotive Group, Inc.
                               5200 South Washington Avenue
                               Titusville, Florida 32780
                               Attn:  Robert J. Downing, Esq.
                               Chief Legal Officer
                               Facsimile:  (407) 264-0367

     Section 11. Severability. If any provision(s) of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     Section 12. Entire Agreement. This Agreement between the Company, Stephens and Holder represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

     Section 13. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Florida applicable to contracts to be wholly performed in such state. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

              Company

                   SMART CHOICE AUTOMOTIVE GROUP, INC.

                   By:  /s/
                   --------------------------------------------

                   Title:

              Holder

                   STEPHENS INC.

                   By: /s/
                   --------------------------------------------
                   Title: